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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 4, 1999




                          Commission file number 1-977



                                 CBS CORPORATION
                          ----------------------------
                          (Exact name of registrant as
                            specified in its charter)



        PENNSYLVANIA                                    25-0877540
        ------------                                    ----------
(State or other jurisdiction                         (I.R.S. Employer
      of incorporation)                           Identification Number)


                     51 West 52nd Street, New York, NY 10019
                     ---------------------------------------
               (Address of principal executive offices; zip code)




                                 (212) 975-4321
                                 --------------
                (Registrant's Telephone No., including area code)



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Item 5.       Other Events
              ------------

On August 2 1999, the Registrant issued a press release concerning earnings for the quarter and year-to-date ended June 30, 1999. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein. A copy of the Condensed Consolidated Statement of Income for the quarter and year-to-date ended June 30, 1999 and 1998 is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety. A copy of the segment information for the quarter and year-to-date ended June 30, 1999 and 1998, is attached hereto as
Exhibit 99.3 and incorporated herein in its entirety.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

              (c) Exhibits

                    Exhibit No.

                    99.1 Press release concerning earnings of the Registrant for the quarter and year-to-date ended June 30, 1999 is filed as Exhibit 99.1 to this Report.

                    99.2 Condensed Consolidated Statement of Income for the quarter and year-to-date ended June 30, 1999, is filed as Exhibit 99.2 to this report.

                    99.3 Segment Results for the quarter and year-to-date ended June 30, 1999, is filed as Exhibit 99.3 to this Report.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 CBS CORPORATION
                                                   (Registrant)



                                         By: /s/ ROBERT G. FREEDLINE
                                            --------------------------------
                                                 Robert G. Freedline
                                            Vice President and Controller


Date: August 4, 1999


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                                  EXHIBIT INDEX



Exhibit No.       Description                              Sequential Page No.
-----------       -----------                              -------------------

99.1              Press Release

99.2              Condensed Consolidated Statement of
                  Income for the quarter year-to-date
                  ended June 30, 1999 and 1998.

99.3              Segment Results for the quarter
                  year-to-date ended June 30, 1999
                  and 1998.